UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 14, 2024
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ON24, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39965	94-3292599
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Beale Street,	8th Floor
San Francisco,	CA	94105
(Address of principal executive offices)		(Zip Code)
(415) 369-8000
(Registrant’s telephone number, including area code)
_______________________
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ONTF	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events
Repurchase Program
On March 14, 2024, the Board of Directors of ON24, Inc. (the “Company”) unanimously approved a share repurchase program pursuant to which the Company may purchase up to $25 million of its common stock.
Under the repurchase program, the Company may purchase shares of common stock on a discretionary basis from time to time through open market repurchases, privately negotiated transactions, or other means, including through Rule 10b5-1 trading plans. The repurchase program has a 12-month term and the Company expects repurchases under the program to extend over multiple quarters.
The timing and number of shares repurchased under the program will depend on a variety of factors, including stock price, trading volume, and general business and market conditions. The repurchase program does not obligate the Company to acquire any particular amount of common stock and may be modified, suspended, or discontinued at any time at the Company’s discretion.
Repurchases under this program will be funded from the company’s existing cash and cash equivalents or future cash flow. As of December 31, 2023, the Company had $198.7 million in cash, cash equivalents, and marketable securities.
Forward-Looking Statements
This report contains “forward-looking statements” under applicable securities laws. Such statements can be identified by words such as “may,” “expect,” “will,” “future,” and words or expressions. Forward-looking statements include express or implied statements regarding the timing, price and amount of potential repurchases of common stock, expected financial and operating results, expected business and market conditions, and other statements regarding the Company’s ability to achieve its business strategies, growth, or other future events or conditions. Such statements are based on the Company’s current beliefs, expectations, and assumptions about future events or conditions, which are subject to inherent risks and uncertainties, including as to the Company’s ability to grow its revenue; ability to attract new customers and expand sales to existing customers; fluctuation in performance, history of net losses and any increases in expenses; competitive dynamics; adverse general economic and market conditions; ability to expand its sales and marketing capabilities; impact from customers resuming in-person marketing activities; exposure to disruptions or other issues with its technology or third-party services; exposure to cybersecurity-related attacks, data breaches or disruptions of information technology systems or networks; sales cycle, international presence and timing of revenue recognition from sales; solutions’ interoperability with other devices, systems and applications; compliance with data privacy, import and export controls, customs, sanctions and other laws and regulations; exposure to adverse intellectual property matters; and exposure to matters relating to its common stock, along with the other risks and uncertainties discussed in the filings we make from time to time with the Securities and Exchange Commission. Actual results may differ materially from those indicated in forward-looking statements, and you should not place undue reliance on such statements. All statements herein are based only on information currently available to us and speak only as of the date hereof. Except as required by law, we undertake no obligation to update any such statement.
Item 9.01 Exhibits
(d) Exhibits.

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2024	ON24, Inc.

	By:	/s/ Steven Vattuone
Steven Vattuone
Chief Financial Officer